UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2026

Exeter Automobile Receivables Trust 2026-4

(Exact name of Issuing Entity as specified in its charter)

EFCAR, LLC

(Exact name of Depositor / Registrant as specified in its charter)

Exeter Finance LLC

(Exact name of Sponsor as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-292293 333-292293-02	45-2673519 41-6988233
(Commission File Number)	(IRS Employer Identification No.)

2101 W. John Carpenter Freeway, Irving, Texas	75063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 754-4396

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 31, 2026 (the “Closing Date”), EFCAR, LLC (“EFCAR”) transferred certain sub-prime automobile loan contracts (the “Receivables”) to Exeter Automobile Receivables Trust 2026-4, a Delaware statutory trust (the “Trust”), which were then transferred by the Trust to Exeter Holdings Trust 2026-4 (the “Holdings Trust”) in exchange for 100% of the beneficial ownership interests in the Holdings Trust.  On the Closing Date, the Trust granted a security interest in such beneficial ownership interest to Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), and issued its: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $119,000,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $164,550,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $246,630,000; (iv) Class B Asset-Backed Notes in the aggregate original principal amount of $115,230,000; (v) Class C Asset-Backed Notes in the aggregate original principal amount of  $118,550,000; (vi) Class D Asset-Backed Notes in the aggregate original principal amount of $159,560,000; (vii) Class E Asset-Backed Notes in the aggregate original principal amount of $107,470,000; and (viii) Class N Asset-Backed Notes in the aggregate original principal amount of $29,916,000 (collectively, the “Notes”).  In connection with the issuance and sale of certain of the Notes, EFCAR is filing the agreements listed below, which were entered into on the Closing Date: (a) a Purchase Agreement, dated as of August 9, 2026 (the “Purchase Agreement”), between Exeter Finance LLC (“Exeter”), as seller, and EFCAR, as purchaser, pursuant to which Exeter transferred certain sub-prime automobile loan contracts (the “Receivables”) to EFCAR; (b) a Sale and Servicing Agreement, dated as of August 9, 2026 (the “Sale and Servicing Agreement”), among the Holdings Trust, EFCAR, as seller, Exeter, as servicer (in such capacity, the “Servicer”), the Trust, the Indenture Trustee and Citibank, N.A., as backup servicer (in such capacity, the “Backup Servicer”), pursuant to which EFCAR transferred the Receivables to the Trust and the Receivables are serviced by the Servicer; (c) a Contribution Agreement, dated as of August 9, 2026 (the “Contribution Agreement”), between the Holdings Trust, as transferee, and the Trust, as transferor, pursuant to which the Receivables were contributed by the Trust to the Holdings Trust; (d) an Amended and Restated Trust Agreement of the Trust, dated as of August 9, 2026, between EFCAR and Wilmington Trust Company, as owner trustee; (e) an Amended and Restated Trust Agreement of the Holdings Trust, dated as of August 9, 2026, between the Trust and Wilmington Trust

Company, as owner trustee; (f) an Asset Representations Review Agreement, dated as of August 9, 2026 (the “Asset Representations Review Agreement”), among the Trust, the Servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), pursuant to which the Asset Representations Reviewer agrees to review certain representations regarding the Receivables in certain circumstances; (g) an Indenture, dated as of August 9, 2026 (the “Indenture”), among the Trust, the Holdings Trust and the Indenture Trustee, pursuant to which the Notes were issued and a security interest in certain collateral was granted to the Indenture Trustee; (h) a Custodian Agreement, dated as of August 9, 2026 (the “Custodian Agreement”), among Exeter, as custodian (in such capacity, the “Custodian”), the Servicer and the Indenture Trustee, pursuant to which the Custodian maintains custody of certain files related to the Receivables; and (i) an Accession Agreement, dated as of August 31, 2026 (the “Accession Agreement”), between the Trust and the Indenture Trustee, pursuant to which the Trust and the Indenture Trustee became parties to the Intercreditor Agreement, dated December 9, 2022 (the “Intercreditor Agreement”), among the Servicer, Citibank, N.A., as intercreditor agent (in such capacity, the “Intercreditor Agent”), and each other party that becomes a party thereto from time to time pursuant to an accession agreement, related to one or more accounts which are the subject of the Deposit Account Control Agreement, dated December 9, 2022 (the “Deposit Account Control Agreement”), among the Servicer, the Intercreditor Agent, and Wells Fargo Bank, National Association, as lockbox bank (the “Lockbox Bank”).
Attached as Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Amended and Restated Trust Agreement of the Trust, as Exhibit 4.4 is the Amended and Restated Trust Agreement of the Holdings Trust, as Exhibit 4.5 is the Sale and Servicing Agreement, as Exhibit 10.1 is the Purchase Agreement, as Exhibit 10.2 is the Contribution Agreement, as Exhibit 10.4 is the Asset Representations Review Agreement, as Exhibit 10.5 is the Custodian Agreement and as Exhibit 10.7 is the Accession Agreement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1*
Underwriting Agreement, dated August 26, 2026, among EFCAR, Exeter, and Wells Fargo Securities, LLC, BMO Capital Markets Corp., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, acting on behalf of themselves and as representatives of the several underwriters named therein.

4.2	Indenture, dated as of August 9, 2026, among the Trust, the Holdings Trust and the Indenture Trustee.

4.3	Amended and Restated Trust Agreement of the Trust, dated as of August 9, 2026, between EFCAR and Wilmington Trust Company, as owner trustee.

4.4	Amended and Restated Trust Agreement of the Holdings Trust, dated as of August 9, 2026, between the Trust and Wilmington Trust Company, as owner trustee.

4.5	Sale and Servicing Agreement, dated as of August 9, 2026, among the Holdings Trust, EFCAR, the Servicer, the Trust, the Indenture Trustee and the Backup Servicer.

10.1	Purchase Agreement, dated as of August 9, 2026, between EFCAR, as purchaser, and Exeter, as seller.

10.2	Contribution Agreement, dated as of August 9, 2026, between the Holdings Trust, as transferee, and the Trust, as transferor.

10.3
Deposit Account Control Agreement, dated December 9, 2022, among the Servicer, the Intercreditor Agent and the Lockbox Bank (included in Exhibit 10.3 to the Form 8-K filed with the Commission by EFCAR on December 9, 2022, which is incorporated herein by reference).

10.4	Asset Representations Review Agreement, dated as of August 9, 2026, among the Trust, the Servicer and the Asset Representations Reviewer.

10.5	Custodian Agreement, dated as of August 9, 2026, among the Custodian, the Servicer and the Indenture Trustee.

10.6
Intercreditor Agreement, dated December 9, 2022, among the Servicer, the Intercreditor Agent and each other party that becomes a party thereto from time to time pursuant to an accession agreement (included in Exhibit 10.6 to the Form 8-K filed with the Commission by EFCAR on December 9, 2022, which is incorporated herein by reference).

10.7	Accession Agreement, dated as of August 31, 2026, entered into by the Trust and the Indenture Trustee.

36.1*	Depositor Certification, dated August 26, 2026, for shelf offerings of asset-backed securities.

_______________
* Previously filed on Form 8-K on August 28, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFCAR, LLC

By:	/s/ Michael Hayes
	Name:	Michael Hayes
	Title:	Assistant Vice President

Date: August 31, 2026